Putnam
International
New Opportunities
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-03

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

It is never easy to have to report a loss for one of our funds, even when there are compelling reasons for the results. Neither is there much comfort in noting that in the case of Putnam International New Opportunities Fund the decline for the six months ended March 31, 2003, was modest and only slightly behind its benchmark index. On a brighter note, the fund's returns at net asset value outpaced the average for its Lipper category. The details can be found on page 7.

In the following report, your fund's management team lays out in detail the factors most directly responsible for the results during the period. Among these, of course, is the troubled state of the global economy and markets. In this challenging environment, the managers placed heavy emphasis on individual stock selection among the large and midsize growth-oriented companies the fund favors.

Some encouragement may be gained by noting that we believe the current downtrend, now in its fourth year, should be near the end of this cycle. Meanwhile, as we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 21, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* Putnam International New Opportunities Fund declined in the six months that ended March 31, 2003, the first half of its fiscal year. The fund returned -1.22% at net asset value and -6.91% at public offering price for the six-month period.

* The fund's results were below those of its benchmark index, the Citigroup World Ex-U.S. Primary Markets Growth Index, which returned -0.63% for the six-month period.

* The fund's results at net asset value were ahead of its peer group, the Lipper International Funds category, which had an average return of -3.33% for the six-month period.

* See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

While the performance data of the fund and the markets make the semiannual period appear relatively uneventful, it was anything but. In late 2002, international stocks climbed rapidly following a steep sell-off in the summer. In January 2003, another sell-off began as the prospects for war in Iraq mounted. That decline lasted until the United States decided for war in March, sparking a sharp, quick rally in international markets. Over the entire period, the fund marginally underperformed its benchmark index at net asset value but outperformed the average of its peer group. We attribute these results to the fact that the growth-style stocks the fund favors outperformed others during the period, and to effective stock selection by our management team. These results reinforce our confidence in our investment process and in our belief that the fund is positioned to provide positive results when the economic and business conditions in international markets improve.

Fund Profile

Putnam International New Opportunities Fund invests mainly in companies outside the United States that Putnam believes are experiencing rapid earnings, sales, and business unit growth, and which have the potential for positive earnings surprises. It primarily targets large and midsize growth companies with superior competitive positions within their industries. It may be appropriate for investors seeking capital appreciation with international diversification.

* MARKET OVERVIEW

During the period, the fund's largest regional weighting was in Europe, though this represented less exposure to this region than that of our benchmark. Europe faced several difficulties. Although markets rallied in the first three months of the fund's fiscal period, they slumped deeply between January and March, approaching their low points of 2002. A major corporate governance issue emerged when Ahold, a Dutch multinational grocery-store chain, announced it had overstated earnings. Meanwhile Germany, the region's largest economy, stagnated, even as the European Central Bank lowered interest rates. By contrast, easier monetary conditions fueled growth in smaller peripheral economies such as Spain and Ireland. Within Europe, the fund's largest exposure was to the United Kingdom. The British economy was one of the region's healthier economies, although growth deteriorated recently. The British pound, like the euro, was strong in the period.

We held a greater exposure to Japan and to other Asian markets than our benchmark. Japan's economy is feeble, and the market experienced a number of technical changes, such as new government-imposed limitations on short-selling, that influenced its performance during the period. However, we found many Japanese companies with attractive growth characteristics. Other Asian countries, such as South Korea, had more robust economic growth, and also offered strong growth companies. The fund also had a relatively large exposure to Canada, which has had a strong economy and offered something of a haven from international instability, helping the Canadian dollar to appreciate.

MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/03

Equities

Citigroup World Ex-U.S. Primary Markets Growth Index
(intl. growth stocks)                                                 -0.63%
----------------------------------------------------------------------------
MSCI EAFE Index (international stocks, in local currency)             -2.29%
----------------------------------------------------------------------------
Russell 1000 Index (U.S. large- and mid-cap stocks)                    4.98%
----------------------------------------------------------------------------
S&P 500 Index (U.S. large-cap stocks)                                  5.02%
----------------------------------------------------------------------------
Bonds

Citigroup World Government Bond Index
(global bonds, in local currency)                                      7.98%
----------------------------------------------------------------------------
Lehman Government Bond Index (U.S. government bonds)                   1.80%
----------------------------------------------------------------------------
CS First Boston High Yield Index (high-yield corporate bonds)         13.24%
----------------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors. They assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


* STRATEGY OVERVIEW

The fund invests in stocks of international companies that are growing at above-average rates and are capable of sustaining growth for some time. Our view is that high-quality growth companies create new wealth through more efficient or productive processes, and that markets will recognize and reward these companies with rising stock prices. The fund's holdings break down into two primary groups. The first group consists of large, well-established growth companies that have attractive profit margins and large market share within their industries. The second group is midsize companies that are less well known but are emerging on the scene and achieving rapid growth because of the success of their business models.

We believe that our stock selection helped the fund's performance during the period because we identified companies that have responded to the frail global economic conditions of the past couple of years by slashing costs and getting rid of underperforming business units. They have strengthened their balance sheets and have focused on rewarding shareholders, not just company executives. The valuations of many of these stocks fell significantly from the time when equity markets peaked in early 2000 until about the middle of 2002. Since then, growth stocks have started to perform better. Although we do not know when the global economic cycle will turn upward, we are confident that many fund holdings can benefit disproportionately. For companies with excellent control of their costs and debts, stronger revenues can lead to positive earnings surprises.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED*

                                as of 9/30/02          as of 3/31/03

United Kingdom                      23.5%                  22.9%

Japan                               20.6%                  21.5%

Canada                               8.3%                  10.1%

France                               4.6%                   7.7%

Switzerland                          6.7%                   7.0%

Footnote reads:
*This chart shows how the fund's top country weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

Among the fund's top contributors to performance -- those holdings that performed better than the fund's overall return in the period -- were technology companies. Wanadoo is the leading Internet broadband service in France. Yahoo Japan, which did not perform quite as well during the period, is the leading Internet service provider in Japan, in addition to providing a Web portal and auction site. These companies are achieving growth thanks in part to the popularity of the Internet in their respective countries.

Man Group PLC of the United Kingdom is a financial company and a leading distributor of hedge funds. These unregulated investment vehicles target unusual assets or follow specialized strategies. They have grown in popularity as equity markets have declined over the past couple of years, and Man Group has benefited from that trend.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

Vodafone Group PLC
United Kingdom
Telecommunications

Man Group PLC
United Kingdom
Financial

Statoil ASA
Norway
Oil and gas

Molson, Inc. Class A
Canada
Beverages

AstraZeneca PLC
United Kingdom
Pharmaceuticals

Canon, Inc.
Japan
Office equipment and supplies

Royal Bank of Scotland Group PLC
United Kingdom
Banking

Takeda Chemical Industries, Ltd.
Japan
Pharmaceuticals

Anglo Irish Bank Corp. PLC
Ireland
Banking

Olympus Optical Co., Ltd.
Japan
Photography/Imaging

Footnote reads:
*These holdings represent 28.8% of the fund's net assets as of 3/31/03. The fund's holdings will change over time.


Several fund holdings in different industries of the consumer staples sector performed well. Molson, the Canadian brewer, is in the late stages of a major corporate turnaround. The company has sold off unprofitable units and has focused its efforts on a more aggressive exporting strategy. Molson's Brazilian subsidiary is also growing well. The company has strong cash flow and its executives are managing this cash in ways that we believe should reward shareholders.

Autostrade is an Italian company that builds and operates toll roads. Thanks to government support for new road construction and revenue growth from existing roadways, Autostrade performed well in the period and we sold it when it realized what we considered appropriate value. TPI Paginias Amarillas also has a stable growth business. It is Spain's leading yellow pages company. It has benefited from the fact that Spain's economy grew faster than the rest of Europe. The stock met our price target and we sold it at a profit during the period.

Among stocks that did not meet our expectations were Thomson Multimedia and Reckitt Benckiser. Thomson, based in France, is a large diversified manufacturer of consumer electronics as well as cable television boxes, videotapes, CDs, and DVDs. The stock was one of the fund's worst performers because consumer demand for Thomson's products was weaker than expected. We decided to hold on to the stock because Thomson is still growing faster than its competitors and has a strong balance sheet. We think it still has great long-term potential. Reckitt Benckiser, based in the United Kingdom, makes household consumer products like Spray 'N Wash and Lysol. Its operating results were strong in the period as new products helped it gain market share. However, its stock price declined on concerns that a major company shareholder needed to sell a large block of stock in the company. This concern hung over the stock and pressured the price for a time, but when it was resolved the stock price rebounded. We were willing to ride out the short-term volatility in the stock because the company has some of the highest profit margins in the industry and has a strong balance sheet. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS AS OF 3/31/03]

TOP INDUSTRY SECTORS AS OF 3/31/03*

Telecommunications          12.3%

Banking                     11.8%

Pharmaceuticals             10.7%

Oil and gas                  9.9%

Retail                       4.9%

Footnote reads:
*Weightings are shown as a percentage of net assets. Holdings will vary over time.


* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam International Growth Team. The members of the International Growth Team are Stephen Dexter (Portfolio Leader), Peter Hadden (Portfolio Member), Denise Selden (Portfolio Member), and Omid Kamshad.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe that international markets are in a transition phase. The global economic recovery has been disappointing to this point, but we believe interest rates will be low to support growth for some time. We are confident that the lowest points of the downturn have passed. The Iraq crisis and war no longer hang over international markets, and energy prices have fallen, which removes an obstacle to growth. One positive factor that favors international markets is the consumer sector. In Europe and Asia, consumers have lower debts than in the United States, so they have more money to spend to fuel an upturn. We expect that companies also will gradually increase their spending on new production facilities, equipment, inventory, and employees. For much of the past few years, companies have had tight budgets, but they cannot afford to keep holding off on new equipment without eroding their own competitiveness. At some point, companies must have the tools to grow.

Great uncertainty remains regarding the timing of an upturn and its vulnerability to geopolitical risks. However, we have strong confidence in the fund's holdings because our portfolio outperformed the majority of its peers during the semiannual period. We believe the relative strength of growth stocks over the past six months is likely to carry forward. Our team continues to focus on fundamentals when selecting stocks, and we believe this will position the fund for positive returns in a more favorable environment.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended March 31, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See pages 8 and 9 for definitions of some terms used in this section.



TOTAL RETURN FOR PERIODS ENDED 3/31/03

                      Class A           Class B           Class C            Class M
(inception dates)    (1/3/95)          (7/21/95)          (2/1/99)          (7/21/95)
                    NAV    POP        NAV    CDSC        NAV    CDSC        NAV    POP
----------------------------------------------------------------------------------------
6 months          -1.22%   -6.91%   -1.58%   -6.50%    -1.68%  -2.66%     -1.41%  -4.89%
----------------------------------------------------------------------------------------
1 year           -20.70   -25.26   -21.29   -25.22    -21.34  -22.13     -21.08  -23.83
----------------------------------------------------------------------------------------
5 years          -26.43   -30.66   -29.07   -30.15    -29.07  -29.07     -28.21  -30.72
Annual average    -5.95    -7.06    -6.64    -6.93     -6.64   -6.64      -6.41   -7.08
----------------------------------------------------------------------------------------
Life of fund      22.64    15.57    15.46    15.46     15.36   15.36      17.96   13.82
Annual average     2.51     1.77     1.76     1.76      1.75    1.75       2.02    1.58
----------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M, shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower. A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes of Putnam International New Opportunities Fund. See the prospectus for details.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/03

                         Citigroup World Ex-U.S.    Lipper International Funds
                      Primary Markets Growth Index      category average*
-------------------------------------------------------------------------------
6 months                        -0.63%                        -3.33%
-------------------------------------------------------------------------------
1 year                         -23.34                        -24.60
-------------------------------------------------------------------------------
5 years                        -31.75                        -29.10
Annual average                  -7.36                         -6.93
-------------------------------------------------------------------------------
Life of fund                     3.08                          7.82
Annual average                   0.37                          0.61
-------------------------------------------------------------------------------

*Over the 6-month, 1-year, 5-year, and life-of-fund periods ended 3/31/03, there were 859, 823, 457, and 188 funds, respectively, in this Lipper category.



PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 3/31/03

                   Class A         Class B         Class C         Class M
-------------------------------------------------------------------------------
Share value:     NAV     POP         NAV             NAV         NAV     POP
-------------------------------------------------------------------------------
9/30/02         $7.37   $7.82       $6.95           $7.16       $7.10   $7.36
-------------------------------------------------------------------------------
3/31/03          7.28    7.72        6.84            7.04        7.00    7.25
-------------------------------------------------------------------------------

*The fund made no distributions during the period.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

COMPARATIVE INDEXES

Citigroup (formerly Salomon Smith Barney) World Ex-U.S. Primary Markets Growth Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries outside the United States chosen for their growth orientation.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3,000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Citigroup (formerly Salomon Smith Barney) World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Lehman Government Bond Index is an unmanaged list of U.S. Treasury and agency securities.

Credit Suisse First Boston (CS First Boston) High Yield Index is an unmanaged index of high-yield debt securities.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
March 31, 2003 (Unaudited)

COMMON STOCKS (98.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (1.1%)
-------------------------------------------------------------------------------------------------------------------
              3,240 Dentsu, Inc. (Japan)                                                                 $8,908,907

Airlines (1.2%)
-------------------------------------------------------------------------------------------------------------------
          3,541,327 Qantas Airways, Ltd. (Australia)                                                      6,354,819
                 45 Qantas Airways, Ltd. 144A (Australia)                                                        81
            583,000 Singapore Airlines, Ltd. (Singapore)                                                  2,890,390
                                                                                                      -------------
                                                                                                          9,245,290

Banking (11.8%)
-------------------------------------------------------------------------------------------------------------------
          2,479,585 Anglo Irish Bank Corp. PLC (Ireland)                                                 17,692,186
            273,160 Banco Bilbao Vizcaya Argentaria SA (Spain)                                            2,273,874
            104,260 Banco Popular Espanol (Spain)                                                         4,504,407
            344,102 BNP Paribas SA (France)                                                              13,777,741
            350,750 Canadian Imperial Bank of Commerce (Canada)                                          11,279,899
          1,114,636 HSBC Holdings PLC (United Kingdom)                                                   11,434,041
            827,381 Royal Bank of Scotland Group PLC (United Kingdom)                                    18,635,557
            594,189 Standard Chartered PLC (United Kingdom)                                               6,325,345
             96,600 Toronto-Dominion Bank (Canada)                                                        2,127,985
            275,863 Westpac Banking Corp. (Australia)                                                     2,513,480
                                                                                                      -------------
                                                                                                         90,564,515

Beverage (3.8%)
-------------------------------------------------------------------------------------------------------------------
            718,389 Diageo PLC (United Kingdom)                                                           7,369,302
            968,000 Molson, Inc. Class A (Canada)                                                        22,159,750
                                                                                                      -------------
                                                                                                         29,529,052

Broadcasting (3.5%)
-------------------------------------------------------------------------------------------------------------------
            418,781 British Sky Broadcasting PLC (United Kingdom) (NON)                                   4,146,962
          6,985,354 Carlton Communications PLC (United Kingdom)                                           9,771,330
            710,600 Mediaset SpA (Italy)                                                                  5,395,842
            400,772 Publishing & Broadcasting, Ltd. (Australia)                                           2,031,609
            231,625 Societe Television Francaise I (France)                                               5,276,436
                                                                                                      -------------
                                                                                                         26,622,179

Building Materials (0.3%)
-------------------------------------------------------------------------------------------------------------------
            289,000 Asahi Glass Co., Ltd. (Japan)                                                         1,550,304
            703,108 CSR, Ltd. (Australia)                                                                   679,709
                                                                                                      -------------
                                                                                                          2,230,013

Commercial and Consumer Services (1.1%)
-------------------------------------------------------------------------------------------------------------------
            139,311 Adecco SA (Switzerland)                                                               3,872,328
          1,069,394 Amadeus Global Travel Distribution SA Class A (Spain)                                 4,911,844
                                                                                                      -------------
                                                                                                          8,784,172

Communications Equipment (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,207,700 Nokia OYJ (Finland)                                                                  16,680,825

Computers (0.5%)
-------------------------------------------------------------------------------------------------------------------
         12,344,000 Legend Holdings, Ltd. (Hong Kong)                                                     3,838,112

Conglomerates (0.5%)
-------------------------------------------------------------------------------------------------------------------
          4,465,000 China Resources Enterprise, Ltd. (China)                                              3,578,091

Construction (0.3%)
-------------------------------------------------------------------------------------------------------------------
            703,108 Rinker Group, Ltd. (Australia) (NON)                                                  2,094,352

Consumer Cyclicals (2.3%)
-------------------------------------------------------------------------------------------------------------------
             88,400 Sony Corp. (Japan)                                                                    3,131,579
            174,417 Swatch Group AG (The) Class B (Switzerland)                                          14,460,511
                                                                                                      -------------
                                                                                                         17,592,090

Consumer Finance (0.3%)
-------------------------------------------------------------------------------------------------------------------
             89,650 Acom Co., Ltd. (Japan)                                                                2,344,087

Consumer Goods (1.5%)
-------------------------------------------------------------------------------------------------------------------
              4,000 Hindustan Lever, Ltd. (India)                                                            12,472
            231,000 KAO Corp. (Japan)                                                                     4,666,371
            436,318 Reckitt Benckiser PLC (United Kingdom)                                                7,151,611
                                                                                                      -------------
                                                                                                         11,830,454

Electrical Equipment (1.3%)
-------------------------------------------------------------------------------------------------------------------
             73,400 Mabuchi Motor Co., Ltd. (Japan)                                                       5,596,626
            113,100 Siemens AG (Germany)                                                                  4,639,543
                                                                                                      -------------
                                                                                                         10,236,169

Electronics (3.1%)
-------------------------------------------------------------------------------------------------------------------
             41,200 FUNAI Electric Co., Ltd. (Japan)                                                      4,503,644
          3,655,500 Johnson Electric Holdings, Ltd. (Hong Kong)                                           4,007,401
             20,790 Samsung Electronics Co., Ltd. (South Korea)                                           4,706,920
            289,576 STMicroelectronics NV (Switzerland)                                                   5,481,341
            457,993 Thomson Multimedia SA (France)                                                        5,136,611
                                                                                                      -------------
                                                                                                         23,835,917

Engineering & Construction (1.6%)
-------------------------------------------------------------------------------------------------------------------
            137,900 Daito Trust Construction Co., Ltd. (Japan)                                            2,814,760
            158,887 Vinci SA (France)                                                                     9,273,996
                                                                                                      -------------
                                                                                                         12,088,756

Financial (3.8%)
-------------------------------------------------------------------------------------------------------------------
             79,998 Euronext NV (Netherlands)                                                             1,426,120
          1,538,069 Man Group PLC (United Kingdom)                                                       23,617,863
             87,700 Orix Corp. (Japan)                                                                    4,512,230
                                                                                                      -------------
                                                                                                         29,556,213

Food (0.4%)
-------------------------------------------------------------------------------------------------------------------
             16,871 Nestle SA (Switzerland)                                                               3,340,730

Forest Products and Packaging (0.4%)
-------------------------------------------------------------------------------------------------------------------
            574,393 Amcor, Ltd. (Australia)                                                               2,814,561

Gaming & Lottery (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,598,611 William Hill PLC (United Kingdom)                                                     9,005,397

Health Care Services (1.5%)
-------------------------------------------------------------------------------------------------------------------
            140,700 Fresenius Medical Care AG (Germany)                                                   7,074,986
             48,300 Nichii Gakkan Co. (Japan)                                                             2,256,933
             98,100 Suzuken Co., Ltd. (Japan)                                                             2,515,385
                                                                                                      -------------
                                                                                                         11,847,304

Insurance (1.6%)
-------------------------------------------------------------------------------------------------------------------
            832,070 Aegon NV (Netherlands)                                                                6,245,584
            467,050 QBE Insurance Group, Ltd. (Australia)                                                 2,367,588
             91,660 Samsung Fire & Marine Insurance (South Korea)                                         3,624,311
                                                                                                      -------------
                                                                                                         12,237,483

Investment Banking/Brokerage (2.7%)
-------------------------------------------------------------------------------------------------------------------
            247,000 Power Financial Corp. (Canada)                                                        6,499,116
            342,473 UBS AG (Switzerland)                                                                 14,577,095
                                                                                                      -------------
                                                                                                         21,076,211

Manufacturing (0.4%)
-------------------------------------------------------------------------------------------------------------------
            154,938 Gamesa Corporacion Tecnologica SA (Spain) (NON)                                       2,856,731

Metals (1.2%)
-------------------------------------------------------------------------------------------------------------------
            490,474 Rio Tinto, Ltd. (Australia)                                                           9,195,566

Natural Gas Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
            947,000 Osaka Gas Co., Ltd. (Japan)                                                           2,500,093

Office Equipment & Supplies (2.6%)
-------------------------------------------------------------------------------------------------------------------
            567,000 Canon, Inc. (Japan)                                                                  19,799,089

Oil & Gas (9.9%)
-------------------------------------------------------------------------------------------------------------------
            253,267 Canadian Natural Resources, Ltd. (Canada)                                             8,635,668
            202,203 EnCana Corp. (Canada)                                                                 6,564,586
            874,250 ENI SpA (Italy)                                                                      11,665,057
             75,700 Petro-Canada (Canada)                                                                 2,573,429
             68,033 Royal Dutch Petroleum Co. (Netherlands)                                               2,769,298
            187,600 Royal Dutch Petroleum Co. ADR (Netherlands)                                           7,644,700
          2,955,100 Statoil ASA (Norway)                                                                 23,016,701
            333,000 Talisman Energy, Inc. (Canada)                                                       13,222,192
                                                                                                      -------------
                                                                                                         76,091,631

Pharmaceuticals (10.7%)
-------------------------------------------------------------------------------------------------------------------
            590,155 AstraZeneca PLC (United Kingdom)                                                     20,120,474
            375,401 GlaxoSmithKline PLC (United Kingdom)                                                  6,604,084
            256,888 Novartis AG (Switzerland)                                                             9,517,540
            216,600 Schwarz Pharma AG (Germany)                                                           7,597,386
            173,000 Taisho Pharmaceutical Co., Ltd. (Japan)                                               2,464,550
            483,300 Takeda Chemical Industries, Ltd. (Japan)                                             18,058,527
             80,800 Terumo Corp. (Japan)                                                                  1,164,703
            653,300 Yamanouchi Pharmaceutical Co., Ltd. (Japan)                                          17,026,797
                                                                                                      -------------
                                                                                                         82,554,061

Photography/Imaging (2.3%)
-------------------------------------------------------------------------------------------------------------------
          1,125,000 Olympus Optical Co., Ltd. (Japan)                                                    17,450,025

Retail (4.9%)
-------------------------------------------------------------------------------------------------------------------
            869,657 Dixons Group PLC (United Kingdom)                                                     1,175,266
          1,022,000 Esprit Holdings, Ltd. (Hong Kong)                                                     1,932,826
            349,900 Hennes & Mauritz AB Class B (Sweden)                                                  7,347,458
            117,530 Industria de Diseno Textil (Inditex) SA (Spain)                                       2,281,127
            146,000 Lawson, Inc. (Japan)                                                                  4,211,538
            137,155 Medion AG (Germany)                                                                   4,249,665
            350,716 Next PLC (United Kingdom)                                                             4,706,361
             53,700 USS Co. Ltd. (Japan)                                                                  2,645,142
            822,697 William Morrison Supermarkets PLC (United Kingdom)                                    2,321,133
            963,261 Woolworths, Ltd. (Australia)                                                          7,117,888
                                                                                                      -------------
                                                                                                         37,988,404

Shipping (1.1%)
-------------------------------------------------------------------------------------------------------------------
            268,009 Exel PLC (United Kingdom)                                                             2,382,835
            552,000 Yamato Transport Co., Ltd. (Japan)                                                    6,224,899
                                                                                                      -------------
                                                                                                          8,607,734

Software (1.2%)
-------------------------------------------------------------------------------------------------------------------
            207,000 Cognos, Inc. (Canada) (NON)                                                           4,723,225
             56,000 SAP AG (Germany)                                                                      4,215,624
                400 Trend Micro, Inc. (Japan) (NON)                                                           5,617
                                                                                                      -------------
                                                                                                          8,944,466

Technology Services (3.4%)
-------------------------------------------------------------------------------------------------------------------
            848,465 Indra Sistemas SA Class A (Spain)                                                     6,294,592
          1,537,045 Wanadoo (France) (NON)                                                                8,703,195
            505,000 Wanadoo SA 144A (France) (NON)                                                        2,859,456
              1,024 Yahoo Japan Corp. (Japan)                                                             8,421,053
                                                                                                      -------------
                                                                                                         26,278,296

Telecommunications (12.3%)
-------------------------------------------------------------------------------------------------------------------
              4,823 Japan Telecom Holdings Co., Ltd. (Japan)                                             13,058,224
            470,100 KT Corp. ADR (South Korea)                                                            8,071,617
              1,522 Nippon Telegraph and Telephone Corp. (NTT) (Japan)                                    5,173,465
              1,977 NTT DoCoMo, Inc. (Japan)                                                              3,685,197
          1,739,543 Orange SA (France) (NON)                                                             13,949,134
              7,767 Swisscom AG (Switzerland)                                                             2,388,917
          1,807,400 Telecom Italia Mobile SpA (Italy)                                                     7,374,807
         23,047,471 Vodafone Group PLC (United Kingdom)                                                  41,164,581
                                                                                                      -------------
                                                                                                         94,865,942

Transportation Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
         10,952,000 Sinotrans, Ltd. 144A (China) (NON)                                                    2,843,598
                                                                                                      -------------
                    Total Common Stocks (cost $771,374,224)                                            $759,856,516

UNITS (0.6%) (a) (cost $4,979,312)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             50,955 Infosys Technologies, Ltd. 144A Structured Warrants
                    (issued by UBS AG) expiration 4/11/03 (India)                                        $4,338,746

SHORT-TERM INVESTMENTS (0.4%) (a) (cost $3,392,611)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $3,392,611 Short-term investments held in Putnam commingled cash account with yields ranging from 1.18% to 1.43% and
                    due dates ranging from April 1, 2003 to May 23, 2003 (d)                             $3,392,611
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $779,746,147)                                              $767,587,873
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $769,915,077.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at March 31, 2003:
      (as a percentage of Market Value)

             Australia            4.6%
             Canada              10.1
             China                0.8
             Finland              2.2
             France               7.7
             Germany              3.6
             Hong Kong            1.3
             India                0.6
             Ireland              2.3
             Italy                3.2
             Japan               21.5
             Netherlands          2.4
             Norway               3.0
             Singapore            0.4
             South Korea          2.1
             Spain                3.0
             Sweden               0.9
             Switzerland          7.0
             United Kingdom      22.9
             United States        0.4
                                 ----
             Total              100.0%


------------------------------------------------------------------------------
Forward Currency Contracts to Buy at March 31, 2003 (Unaudited)
(aggregate face value $35,984,106)
                                      Aggregate Face  Delivery     Unrealized
                      Market Value         Value        Date      Appreciation
------------------------------------------------------------------------------
British Pounds         $16,796,833     $16,786,071   6/18/2003         $10,762
Euro                    19,414,800      19,198,035   6/18/2003         216,765
------------------------------------------------------------------------------
                                                                      $227,527
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at March 31, 2003 (Unaudited)
(aggregate face value $36,810,803)
                          Market      Aggregate Face  Delivery     Unrealized
                          Value            Value        Date      Appreciation
------------------------------------------------------------------------------
Japanese Yen           $36,562,799     $36,810,803   6/18/2003        $248,004
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, (identified cost
$779,746,147) (Note 1)                                                         $767,587,873
-------------------------------------------------------------------------------------------
Cash                                                                                 49,282
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         4,949,644
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              261,581
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   13,039,573
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                             475,531
-------------------------------------------------------------------------------------------
Total assets                                                                    786,363,484

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 11,633,151
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,016,262
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,957,466
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           40,666
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                      125,530
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,418
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              573,982
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               99,932
-------------------------------------------------------------------------------------------
Total liabilities                                                                16,448,407
-------------------------------------------------------------------------------------------
Net assets                                                                     $769,915,077

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,846,484,029
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                           (648,310)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                               (1,064,411,745)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                               (11,508,897)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $769,915,077

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($420,922,474 divided by 57,838,567 shares)                                           $7.28
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $7.28)*                                $7.72
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($309,191,351 divided by 45,234,480 shares)**                                         $6.84
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($16,171,008 divided by 2,296,478 shares)**                                           $7.04
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($23,630,244 divided by 3,378,105 shares)                                             $7.00
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $7.00)*                                $7.25
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $944,150)                                       $6,931,432
-------------------------------------------------------------------------------------------
Interest                                                                             29,550
-------------------------------------------------------------------------------------------
Securities lending                                                                    3,835
-------------------------------------------------------------------------------------------
Total investment income                                                           6,964,817

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,144,864
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,313,604
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   23,018
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      5,696
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               593,408
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,725,187
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                91,137
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               104,230
-------------------------------------------------------------------------------------------
Other                                                                               704,374
-------------------------------------------------------------------------------------------
Total expenses                                                                    8,705,518
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,159,830)
-------------------------------------------------------------------------------------------
Net expenses                                                                      7,545,688
-------------------------------------------------------------------------------------------
Net investment loss                                                                (580,871)
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                               (69,440,967)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (543,510)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the period                                             549,518
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                     63,149,026
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (6,285,933)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $(6,866,804)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         March 31          September 30
                                                                            2003*                  2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                     $(580,871)              $(3,990)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                          (69,984,477)         (213,794,931)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                           63,698,544            97,729,125
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                   (6,866,804)         (116,069,796)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (115,023,195)         (380,561,224)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (121,889,999)         (496,631,020)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   891,805,076         1,388,436,096
-------------------------------------------------------------------------------------------------------
End of period (including accumulated net investment loss
of $648,310 and $67,439, respectively)                               $769,915,077          $891,805,076
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                             March 31
operating performance                (Unaudited)                     Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.37        $8.44       $18.94       $16.64       $10.81       $13.60
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .01          .03         (.01)        (.18)        (.06)        (.04)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.10)       (1.10)       (7.86)        3.95         5.89        (1.63)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.09)       (1.07)       (7.87)        3.77         5.83        (1.67)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --           --         (.01)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (2.63)       (1.47)          --        (1.11)
------------------------------------------------------------------------------------------------------------------
Return of capital                         --           --           -- (d)       --           --           -- (d)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (2.63)       (1.47)          --        (1.12)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.28        $7.37        $8.44       $18.94       $16.64       $10.81
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (1.22)*     (12.68)      (45.96)       21.31        53.93       (12.37)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $420,922     $487,947     $711,537   $1,473,001     $905,842     $630,422
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .84*        1.60         1.48         1.39         1.54         1.75
------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets (%)                           .10*         .35         (.11)        (.83)        (.45)        (.30)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.71*      133.11       228.51       151.67       204.39       170.28
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.95        $8.02       $18.28       $16.20       $10.61       $13.45
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.02)        (.04)        (.09)        (.33)        (.16)        (.13)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.09)       (1.03)       (7.54)        3.88         5.75        (1.60)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.11)       (1.07)       (7.63)        3.55         5.59        (1.73)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (2.63)       (1.47)          --        (1.11)
------------------------------------------------------------------------------------------------------------------
Return of capital                         --           --           -- (d)       --           --           -- (d)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (2.63)       (1.47)          --        (1.11)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.84        $6.95        $8.02       $18.28       $16.20       $10.61
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (1.58)*     (13.34)      (46.36)       20.49        52.69       (12.98)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $309,191     $355,650     $593,763   $1,397,981   $1,053,443     $803,785
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.21*        2.35         2.19         2.10         2.29         2.50
------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.28)*       (.43)        (.83)       (1.54)       (1.20)       (1.05)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.71*      133.11       228.51       151.67       204.39       170.28
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                             March 31                                         Feb. 1, 1999+
operating performance               (Unaudited)         Year ended September 30         to Sept. 30
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.16        $8.26       $18.72       $16.58       $13.82
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.02)        (.04)        (.10)        (.34)        (.12)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.10)       (1.06)       (7.73)        3.95         2.88
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.12)       (1.10)       (7.83)        3.61         2.76
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (2.63)       (1.47)          --
-----------------------------------------------------------------------------------------------------
Return of capital                         --           --           --(d)        --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --        (2.63)       (1.47)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.04        $7.16        $8.26       $18.72       $16.58
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (1.68)*     (13.32)      (46.33)       20.38        19.97*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $16,171      $18,987      $34,250      $78,295       $6,780
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.21*        2.35         2.23         2.14         1.52*
-----------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.28)*       (.44)        (.86)       (1.56)        (.78)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.71*      133.11       228.51       151.67       204.39
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.10        $8.18       $18.53       $16.38       $10.69       $13.51
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.01)        (.01)        (.07)        (.29)        (.13)        (.10)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.09)       (1.07)       (7.65)        3.91         5.82        (1.61)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.10)       (1.08)       (7.72)        3.62         5.69        (1.71)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (2.63)       (1.47)          --        (1.11)
------------------------------------------------------------------------------------------------------------------
Return of capital                         --           --           -- (d)       --           --           -- (d)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (2.63)       (1.47)          --        (1.11)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.00        $7.10        $8.18       $18.53       $16.38       $10.69
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (1.41)*     (13.20)      (46.20)       20.70        53.23       (12.76)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $23,630      $29,221      $48,887     $107,062      $83,585      $63,967
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.09*        2.10         1.98         1.89         2.04         2.25
------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.16)*       (.17)        (.62)       (1.33)        (.95)        (.80)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.71*      133.11       228.51       151.67       204.39       170.28
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam International New Opportunities Fund (the "Fund") is a series of Putnam Investment Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of companies outside the United States.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. A redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents, the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the six months ended March 31, 2003, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2002, the fund had a capital loss carryover of approximately $802,961,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $108,014,000    September 30, 2009
   694,947,000    September 30, 2010

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2003 approximately $184,020,000 of losses recognized during the period November 1, 2001 to September 30, 2002.

The aggregate identified cost on a tax basis is $787,259,480, resulting in gross unrealized appreciation and depreciation of $38,138,717 and $57,810,324, respectively, or net unrealized depreciation of $19,671,607.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended March 31, 2003, the fund's expenses were reduced by $1,159,830 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,539 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2003, Putnam Retail Management, acting as underwriter received net commissions of $23,124 and $1,123 from the sale of class A and class M shares, respectively, and received $222,962 and $201 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2003, Putnam Retail Management, acting as underwriter received $3,802 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $528,041,208 and $644,395,011, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At March 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,392,638        $161,996,780
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            21,392,638         161,996,780

Shares repurchased                         (29,757,446)       (226,475,716)
---------------------------------------------------------------------------
Net decrease                                (8,364,808)       $(64,478,936)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 66,806,672        $581,145,614
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            66,806,672         581,145,614

Shares repurchased                         (84,952,367)       (743,178,702)
---------------------------------------------------------------------------
Net decrease                               (18,145,695)      $(162,033,088)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    993,128          $7,119,384
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               993,128           7,119,384

Shares repurchased                          (6,939,605)        (49,561,111)
---------------------------------------------------------------------------
Net decrease                                (5,946,477)       $(42,441,727)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,624,732         $30,183,491
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,624,732          30,183,491

Shares repurchased                         (26,478,870)       (219,801,264)
---------------------------------------------------------------------------
Net decrease                               (22,854,138)      $(189,617,773)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    171,248          $1,283,220
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               171,248           1,283,220

Shares repurchased                            (527,217)         (3,900,361)
---------------------------------------------------------------------------
Net decrease                                  (355,969)        $(2,617,141)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,764,475         $31,896,855
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,764,475          31,896,855

Shares repurchased                          (5,259,871)        (44,907,365)
---------------------------------------------------------------------------
Net decrease                                (1,495,396)       $(13,010,510)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,918,128         $14,186,699
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,918,128          14,186,699

Shares repurchased                          (2,654,389)        (19,672,090)
---------------------------------------------------------------------------
Net decrease                                  (736,261)        $(5,485,391)
---------------------------------------------------------------------------

                                             Year ended September 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,367,620         $36,377,843
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             4,367,620          36,377,843

Shares repurchased                          (6,232,462)        (52,277,696)
---------------------------------------------------------------------------
Net decrease                                (1,864,842)       $(15,899,853)
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Justin M. Scott
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam International New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

SA010-88625  539/2AH/2AI  5/03